Exhibit 99.2

FORM 51-102F3

MATERIAL CHANGE REPORT

Item 1:	Name and Address of Company

Zymeworks Inc. (“Zymeworks” or the “Company”)

1385 West 8th Avenue, Suite 540

Vancouver, BC, Canada

V6H 3V9

Item 2:	Date of Material Change

November 5, 2019

Item 3:	News Release

A news release announcing the material change was disseminated through the facilities of Business Wire on November 5, 2019 and a copy was filed on the Company’s profile at www.sedar.com.

Item 4:	Summary of Material Change

On November 5, 2019, Zymeworks announced that it has filed an automatic shelf registration statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to replace its existing shelf registration statement on Form S-3. Zymeworks has become a “well-known seasoned issuer” (“WKSI”) under SEC rules and is filing the new Registration Statement to take advantage of certain benefits only available to WKSIs.

Item 5:	Full Description of Material Change

5.1 Full Description of Material Change

On November 5, 2019, Zymeworks announced that it has filed the Registration Statement with the SEC to replace its existing shelf registration statement on Form S-3. Zymeworks has become a WKSI under SEC rules and is filing the new Registration Statement to take advantage of certain benefits only available to WKSIs.

The Registration Statement will enable Zymeworks to issue and sell its securities in one or more future offerings. The specific terms of any offering will be established by Zymeworks at the time of the offering, subject to market conditions, and will be described in detail in a prospectus supplement filed at the time of such offering

Concurrent with the filing of the Registration Statement, Zymeworks has also entered into an Open Market Sale AgreementSM (the “ATM Sales Agreement”) with Jefferies LLC, effective as of November 5, 2019. Under the ATM Sales Agreement, Zymeworks may sell its common shares from time to time for up to US$75.0 million in aggregate sales proceeds in “at-the-market” transactions. The prospectus supplement relating to and describing the terms of the offering and the related Registration Statement and other documents that Zymeworks has filed with the SEC are available for free on the SEC website at www.sec.gov. Alternatively, copies of the prospectus supplement relating to the offering may be obtained, when available, from: Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, New York 10022, telephone: 1-877-821-7388 or by emailing Prospectus_Department@jefferies.com.

5.2 Disclosure of Restructuring Transactions

Not applicable.

Item 6:	Reliance on subsection 7.1(2) of National Instrument 51-102

Not applicable.

Item 7:	Omitted Information

Not applicable.

Item 8:	Executive Officer

For further information, please contact Neil Klompas, Executive Vice President, Business Operations and Chief Financial Officer of the Company at (604) 678-1388.

Item 9:	Date of Report

November 5, 2019

Cautionary Note Regarding Forward-Looking Statements

This material change report includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this material change report include, but are not limited to, statements regarding our expectations regarding our offering from time to time of common shares pursuant to the at-the-market equity offering sales agreement, and other information that is not historical information. When used herein, words and phrases such as “enable”, “advance”, “believe”, initiate”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “except” and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation, market conditions and the factors described under “Risk Factors” in the prospectus supplement and Zymeworks’ Quarterly Report on Form 10-Q for the nine month period ended September 30, 2019 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events, except as may be required by law.